ADVISORS SERIES TRUST
                     AVATAR ADVANTAGE EQUITY ALLOCATION FUND
                         AVATAR ADVANTAGE BALANCED FUND

                       SUPPLEMENT DATED SEPTEMBER 13, 1999
                       TO THE PROSPECTUS DATED MAY 1, 1999



         Elizabeth Sonders, Co-Portfolio Manager of both the Avatar Advantage Equity and Balanced Funds, resigned from the firm effective July 1999. Both Funds will be managed going forward by a committee of in-house investment professionals to maximize overall effectiveness, using the asset allocation techniques and strategies developed by the Advisor.